Derivatives	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives
Derivatives
We are currently exposed to market risk from changes in interest rates and foreign exchange rates. From time to time, we may enter into a variety of derivative financial instruments in connection with the management of our exposure to fluctuations in interest rates and foreign exchange rates. We do not enter into derivative transactions for speculative purposes; however, for accounting purposes, certain transactions may not meet the criteria for hedge accounting.
On May 30, 2013, we entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR rates with an effective date of June 3, 2013. The interest rate swap has a notional value of $712.5 million, does not amortize and matures on December 3, 2017. On a quarterly basis, we pay a fixed rate of 1.56% and receive the maximum of 1% or three-month LIBOR.
On June 10, 2013, we entered into an interest rate swap as a cash flow hedge against future fluctuations in LIBOR rates with an effective date of July 1, 2014. The interest rate swap has a notional value of $400.0 million, does not amortize and matures on July 1, 2018. On a quarterly basis, we pay a fixed rate of 1.66% and receive three-month LIBOR.
On December 17, 2014, we entered into a series of foreign currency forward contracts as a cash flow hedge against future exchange rate fluctuations between the Euro and U.S. Dollar. We are using the forward contracts to hedge Euro payments for forecasted capital expenditures. As of December 31, 2015, the remaining forward contracts have a notional value of €3.8 million and will be settled in 2016. Upon settlement, we pay U.S. Dollars and receive Euros at forward rates ranging from $1.25 to $1.27. As a result of partially settling the effective hedge for the year ended 2015, we incurred a net cash outflow of $1.2 million based on the prevailing Euro exchange rate and reclassified the amount from accumulated other comprehensive income to property and equipment.
The following table provides data about the fair values of derivatives that are designated as hedge instruments:

Derivatives Designated as Hedging Instruments		December 31,
	Balance Sheet Location	2015	2014
		(in thousands)
Long-term—Interest rate swaps	Other assets	$—	$5,601
Short-term—Interest rate swaps	Derivative liabilities, current	(5,899)	(8,381)
Long-term—Interest rate swaps	Other long-term liabilities	(238)	—
Short-term—Foreign currency forward contracts	Derivative liabilities, current	(1,584)	(267)
Long-term—Foreign currency forward contracts	Other long-term liabilities	—	(296)
Total		$(7,721)	$(3,343)

We have elected not to offset the fair value of derivatives subject to master netting agreements, but to report them on a gross basis on our consolidated balance sheets.
The following table summarizes the cash flow hedge gains and losses:

Derivatives in Cash Flow Hedging Relationships	Gain (Loss) Recognized in Other Comprehensive Income (“OCI”) for the Years Ended December 31,			Loss Reclassified from Accumulated OCI into Income for the Years Ended December 31,			Gain (Loss) Recognized in Income (Ineffective Portion and Amount Excluded from Effectiveness Testing) for the Years ended December 31,
	2015	2014	2013	2015	2014	2013	2015	2014	2013
	(in thousands)
Interest rate swaps	$(1,701)	$(11,085)	$49,859	$10,440	$7,737	$47,720	$—	$—	$—
Foreign currency forward contracts	$(1,584)	$(563)	$—	$—	$—	$—	$(296)	$—	$—

As of December 31, 2015, the estimated amount of net losses associated with derivative instruments that would be reclassified from accumulated comprehensive loss to earnings during the next twelve months was $6.7 million. During the years ended December 31, 2015, 2014 and 2013, we reclassified $9.6 million, $7.0 million and $47.1 million to interest expense and $0.8 million, $0.8 million and $0.6 million to depreciation from accumulated other comprehensive income, respectively.